POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED AUGUST 13, 2009 TO THE PROSPECTUS
DATED FEBRUARY 27, 2009 OF:

PowerShares India Portfolio
(the "Fund")

The following language is added following the third paragraph of the section titled "Disclaimers" to comply with Mauritius law:

The following disclosure is being added in order to comply with Mauritius law. The Fund invests substantially all of its assets in the Subsidiary, PowerShares Mauritius, a private company limited by shares incorporated in the Republic of Mauritius. PowerShares Mauritius has qualified to be authorized as an "Expert Fund" under the Regulations of the Mauritius Financial Services Commission. These Regulations provide that only "expert investors" may invest in the Expert Fund. An "expert investor" is an investor that makes an initial investment, for his own account, of not less than US $100,000 or is a sophisticated investor as defined in the Securities Act of 2005 or any similarly defined investor in any other securities legislation. Neither investors in PowerShares Mauritius nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary's or the Fund's failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Subsidiary or the Fund.

Please Retain This Supplement For Future Reference.

P-PIN-STK-1 8/13/09